                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004



                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 22, 1998
                                                --------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                       0-14122                  36-3330657
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                   -----------------------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 62 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Lansing Properties Limited Partnership, which is indirectly 50% owned by First Capital Institutional Real Estate, Ltd. - 3, (the "Registrant"), sold its interest in the real property commonly known as Holiday Office Park North and South ("Holiday"), located in Lansing, Michigan to Lansing Mark L.L.C., a Michigan Limited Liability Company (the "Purchaser").

The closing of this transaction occurred on September 22, 1998. Holiday was sold for $13,500,000 in cash to an unrelated party pursuant to arm's-length negotiations. The Registrant's share of Sale Proceeds approximated $6,500,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $1,550,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on February 28, 1999 to Limited Partners of record as of September 22, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

          (page 5)  Pro Forma Financial Information

          Exhibits

          2.1 (page 10) Closing Statement, dated September 22, 1998, between the Registrant and the Purchaser.

          2.2 (page 21) Contract for Purchase of Real Property, executed in August 1998 between the Registrant and the Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

October 6, 1998          By:        /s/ NORMAN M. FIELD
---------------             --------------------------------------
    (Date)                              NORMAN M. FIELD
                            Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Holiday and the Ellis Building ("Ellis") (sold in August 1998) had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sales of Holiday and Ellis had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of Holiday, Ellis, Park Plaza Professional Building (sold in December 1997) and 3120 Southwest Freeway Office Building (sold in February 1997) had occurred on December 31, 1996. The properties sold in 1997 and Ellis are hereafter collectively referred to as the "Sold Properties". In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Holiday and the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1996 and 1997 and June 30, 1998, nor do they purport to represent the results of operations of the Registrant for any future periods.


                                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                                                      PRO FORMA BALANCE SHEET
                                                            (Unaudited)

                                               (All dollars rounded to nearest 00s)

                                                              ASSETS

                                                                              June 30, 1998
                                                          ------------------------------------------------------
                                                                          Holiday         Ellis      Pro Forma
                                                             Balance     Pro Forma      Pro Forma     Balance
                                                              Sheet     Adjustments    Adjustments     Sheet
                                                          -----------   ----------    -----------   ------------
Investment in commercial rental property:
  Land                                                    $   860,000   $             $  (860,000)  $
  Buildings and improvements                                5,467,700                  (5,467,700)
                                                          -----------   ----------    -----------   ------------
                                                            6,327,700                  (6,327,700)
  Accumulated depreciation and amortization                (2,557,300)                  2,557,300
                                                          -----------   ----------    -----------   ------------

  Total investment property, net of
    accumulated depreciation and amortization               3,770,400                  (3,770,400)

Cash and cash equivalents                                   4,638,900    6,500,000      6,584,300    17,723,200
Investment in debt securities                                 993,300                                   993,300
Restricted cash                                                50,000                     (50,000)
Rents receivable                                                3,800                       5,600         9,400
Investment in joint venture                                 5,017,800   (5,017,800)
Other assets                                                   41,900                     (16,700)       25,200
                                                          -----------  -----------    -----------   -----------
                                                          $14,516,100  $ 1,482,200    $ 2,752,800   $18,751,100
                                                          ===========  ===========    ===========   ===========


                                                 LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses                   $   200,500  $              $  (131,400)  $    69,100
  Due to Affiliates                                            65,500                                    65,500
  Security deposits                                            20,400                     (20,400)
  Distributions payable                                       355,700    6,499,700      6,673,000    13,528,400
  Other liabilities                                            28,500                                    28,500
                                                          -----------  -----------    -----------   -----------
                                                              670,600    6,499,700      6,521,200    13,691,500
                                                          -----------  -----------    -----------   -----------
Partners' capital:
  General Partner (deficit)                                  (136,500)      15,500         29,500       (91,500)
  Limited Partners (45,737 Units issued
    and outstanding)                                       13,982,000   (5,033,000)    (3,797,900)    5,151,100
                                                          -----------  -----------    -----------   -----------
                                                           13,845,500   (5,017,500)    (3,768,400)    5,059,600
                                                          -----------  -----------    -----------   -----------
                                                          $14,516,100  $ 1,482,200      2,752,800   $18,751,100
                                                          ===========  ===========    ===========   ===========

                         The accompanying notes are an integral part of the pro forma financial statements

                   Page 6


                                         FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 3

                                            PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                                            (Unaudited)

                                                (All dollars rounded to nearest 00s
                                                     except per Unit amounts)

                                                                   Six Months Ended June 30, 1998
                                                        --------------------------------------------------------
                                                                                                     Pro Forma
                                                        Statement of     Holiday         Ellis      Statement of
                                                         Income and     Pro Forma      Pro Forma     Income and
                                                          Expenses     Adjustments    Adjustments     Expenses
                                                        ------------   -----------    -----------   ------------
   Income:
      Rental                                            $    665,700   $              $  (665,700)  $
      Interest                                               332,400                       (7,000)       325,400
                                                        ------------   -----------    -----------   ------------

                                                             998,100                     (672,700)       325,400
                                                        ------------   -----------    -----------   ------------
    Expenses:
      Depreciation and amortization                          119,800                     (119,800)
      Property operating:
        Affiliates                                            33,700                      (33,700)
        Nonaffiliates                                        151,600                     (151,600)
      Real estate taxes                                       47,500                      (47,500)
      Insurance - Affiliate                                    5,400                       (5,400)
      Repairs and maintenance                                 87,300                      (87,300)
      General and administrative:
        Affiliates                                             9,900                                       9,900
        Nonaffiliates                                         70,200                                      70,200
                                                        ------------   -----------    -----------   ------------
                                                             525,400                     (445,300)        80,100
                                                        ------------   -----------    -----------   ------------
    Income before income from participation in
         joint venture                                       472,700             0       (227,400)       245,300

       Income from participation in joint venture            170,900      (170,900)
                                                        ------------   -----------    -----------   ------------
    Net income                                          $    643,600   $  (170,900)   $  (227,400)  $    245,300
                                                        ============   ===========    ===========   ============

    Net income allocated to General Partner             $     71,200   $   (33,200)   $   (13,500)  $     24,500
                                                        ============   ===========    ===========   ============

    Net income allocated to Limited Partners            $    572,400   $  (137,700)   $  (213,900)  $    220,800
                                                        ============   ===========    ===========   ============

    Net income allocated to Limited Partners
        per Unit (45,737 Units outstanding)             $      12.52   $     (3.01)   $     (4.68)  $       4.83
                                                        ============   ===========    ===========   ============

                         The accompanying notes are an integral part of the pro forma financial statements

                                    Page 7

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 3

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                              Year Ended December 31, 1997
                                        -----------------------------------------------
                                                                        Sold        Pro Forma
                                                          Holiday     Properties   Statement of
                                        Statement of     Pro Forma     Pro Forma    Income and
                                        Income and      Adjustments   Adjustments    Expenses
                                        Expenses        (Unaudited)   (Unaudited)   (Unaudited)
                                        ------------    -----------   -----------   -----------
Income:
  Rental                                $2,846,600      $             $(2,846,600)    $
  Interest                                 298,700                         (6,600)     292,100
  Net gain on sales of property            183,500                       (183,500)
                                        ----------      ----------    -----------     --------
                                         3,328,800                      (3,036,700)    292,100
                                        ----------      ----------    -----------     --------
Expenses:
  Depreciation and amortization            701,100                       (701,100)
  Property operating:
    Affiliates                             210,300                       (210,300)
    Nonaffiliates                          588,200                       (588,200)
  Real estate taxes                        301,400                       (301,400)
  Insurance - Affiliate                     27,200                        (27,200)
  Repairs and maintenance                  463,800                       (463,800)
  General and administrative:
    Affiliates                              19,400                                      19,400
    Nonaffiliates                          127,900                                     127,900
                                        ----------      ----------    -----------     --------
                                         2,439,300                     (2,292,000)     147,300
Income before income from particpation
  in joint venture                         889,500               0       (744,700)     144,800
  Income from participation in joint
   venture                                 423,600        (423,600)
                                        ----------      ----------    -----------     --------
Net income                              $1,313,100      $ (423,600)   $  (744,700)    $144,800
                                        ==========      ==========    ===========     ========
Net income allocated to General
 Partner                                $  189,100      $  (71,800)   $  (102,800)    $ 14,500
                                        ==========      ==========    ===========     ========
Net income allocated to Limited
 Partners                               $1,124,000      $ (351,800)   $  (641,900)    $130,300
                                        ==========      ==========    ===========     ========
Net income allocated to Limited
  Partners per Unit (45,737 Units
  outstanding)                          $    24.58      $    (7.69)   $    (14.04)    $   2.85
                                        ==========      ==========    ===========     ========






         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 3

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, restricted cash, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in Ellis. The account for investment in joint venture has been adjusted as of June 30, 1998 to reflect the sale of the Registant's interest in Holiday.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of Holiday and Ellis.

   c) Distributions payable has been adjusted to reflect the amount of the special distributions of Sale Proceeds of Holiday and Ellis to Limited Partners as if such special distributions had been declared as of June 30, 1998.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in Holiday and the operations of the Sold Properties.



                                    Page 9